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                                                                   EXHIBIT 10.21

   PRINCIPAL            LOAN DATE         MATURITY           LOAN NUMBER
$10,000,000.00         07-07-2003        07-01-2004          0369592810

BORROWER: A.S.V., INC.                     LENDER: WELLS FARGO BANK MINNESOTA,
          840 LILY LANE                            NATIONAL ASSOCIATION
          GRAND RAPIDS, MN 55744                   220 NW 1st AVE.
                                                   GRAND RAPIDS, MN 55744

THIS BUSINESS LOAN AGREEMENT DATED JULY 7, 2003, IS MADE AND EXECUTED BETWEEN A.S.V., INC. ("BORROWER") AND WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION ("LENDER") ON THE FOLLOWING TERMS AND CONDITIONS, BORROWER HAS RECEIVED PRIOR COMMERCIAL LOANS FROM LENDER OR HAS APPLIED TO LENDER FOR A COMMERCIAL LOAN OR LOANS OR OTHER FINANCIAL ACCOMMODATIONS, INCLUDING THOSE WHICH MAY BE DESCRIBED ON ANY EXHIBIT OR SCHEDULE ATTACHED TO THIS AGREEMENT ("LOAN"). BORROWER UNDERSTANDS AND AGREES THAT: (A) IN GRANTING, RENEWING, OR EXTENDING ANY LOAN, LENDER IS RELYING UPON BORROWER'S REPRESENTATIONS, WARRANTIES, AND AGREEMENTS AS SET FORTH IN THIS AGREEMENT; (B) THE GRANTING, RENEWING, OR EXTENDING OF ANY LOAN BY LENDER AT ALL TIMES SHALL BE SUBJECT TO LENDER'S SOLE JUDGMENT AND DISCRETION; AND (C) ALL SUCH LOANS SHALL BE AND REMAIN SUBJECT TO THE TERMS AND CONDITIONS OF THIS AGREEMENT.

TERM. This Agreement shall be effective as of July 7, 2003, and shall continue in full force and effect until such time as all of Borrower's Loans in favor of Lender have been paid in full, including principal, interest, costs, expenses, attorneys' fees, and other fees and charges, or until such time as the parties may agree in writing to terminate this Agreement.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

         LOAN DOCUMENTS. Borrower shall provide to Lender the following documents for the Loan: (1) the Note; (2) Security Agreements granting to Lender security interests in the Collateral; (3) financing statements and all other documents perfecting Lender's Security Interest; (4) evidence of insurance as required below; (5) together with all such Related Documents as Lender may require for the Loan; all in form and substance satisfactory to Lender and Lender's counsel.

         BORROWER'S AUTHORIZATION. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents. In addition, Borrower shall have provided such other resolutions, authorizations, documents and instruments as Lender or its counsel, may require.

         PAYMENT OF FEES AND EXPENSES. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

         REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to lender under this Agreement are true and correct.

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         NO EVENT OF DEFAULT. There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement or under any Related Document.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of each disbursement of loan proceeds, as of the date of any renewal, extension or modification of any Loan and at all times any Indebtedness exists:

         ORGANIZATION. Borrower is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Minnesota, Borrower maintains an office at 840 Lily Lane, Grand Rapids, MN 55744. Unless Borrower has designated otherwise in writing, the principal office is the office at which Borrower keeps its books and records including its records concerning the Collateral. Borrower will notify Lender prior to any change in the location of Borrower's state of organization or any change in Borrower's name.

         ASSUMED BUSINESS NAMES. Borrower has filed or recorded all documents or filings required by law relating to all assumed business names used by Borrower. Excluding the name of Borrower, the following is a complete list of all assumed business names under which Borrower does business:
         NONE.

         AUTHORIZATION. Borrower's execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Borrower and do not conflict with, result in a violation of, or constitute a default under (1) any provision of Borrower's articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Borrower or (2) any law, governmental regulation, court decree, or order applicable to Borrower or to Borrower's properties.

         PROPERTIES. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all liens and security interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in borrower's legal name, and Borrower has not used or filed a financing statement under any other name for at least the last five
         (5) years.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, so long as this Agreement remains in effect, Borrower will:

         NOTICES OF CLAIMS AND LITIGATION. Promptly inform Lender in writing of
         (1) all material adverse changes in Borrower's financial condition, and
         (2) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

         FINANCIAL RECORDS. Maintain its books and records in accordance with accounting principles acceptable to Lender, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

         FINANCIAL STATEMENTS. Furnish Lender with such financial statements and other related information at such frequencies and in such detail as Lender may reasonably request.

         LOAN PROCEEDS. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

         TAXES, CHARGES AND LIENS. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, in unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits.

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         PERFORMANCE. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Relate Documents, and in all other instruments and agreements between Borrower and Lender. Borrower shall notify Lender immediately in writing of any default in connections with any agreement.

         OPERATIONS. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.

         COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. Comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the conduct of Borrower's properties, businesses and operations, and to the use or occupancy of the Collateral, including without limitation, the Americans With disabilities Act. Borrower may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding including appropriate appeals, so long as Borrower has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Collateral are not jeopardized. Lender may require Borrower to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

         INSPECTION. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related documents, including but not limited to Borrower's failure to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents, Lender on Borrower's behalf may (but shall not be obligated to) take any action that Lender deems appropriate on any Collateral and paying all costs for insuring, maintaining and preserving any Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Borrower. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of
Lender:

         CONTINUITY OF OPERATIONS. (1) Engage in any business activities substantially different than those in which Borrower is presently engaged, (2) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, or
         (3) pay any dividends on Borrower's stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a "Subchapter S Corporation" (as defined in the Internal Revenue Code of 1986, as amended), Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Share holders of a Subchapter S Corporation because of their ownership of shares of Borrower's stock, or purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure.

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CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to
Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make loan advances or to disburse Loan proceeds if:
(A) Borrower or any guarantor is in default under the terms of this Agreement or any other agreement that Borrower or any guarantor has with Lender; (B) Borrower or any guarantor dies, becomes incompetent or becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (C) there occurs a material adverse change in Borrower's financial condition, in the financial conditions of any guarantor, or in the value of any collateral securing any Loan; or (D) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guaranty of the Loan or any other loan with Lender; or (E) Lender in good faith deems itself insecure, even though no Event of Default shall have occurred.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

DEFAULT. Each of the following shall constitute an Event of default under this
Agreement:

         PAYMENT DEFAULT. Borrower fails to make any payment when due under the Loan.

         OTHER DEFAULT. Borrower fails to comply with any other term, obligation, covenant or condition contained in this Agreement or in any of the related Documents.

         DEFAULT IN FAVOR OF THIRD PARTIES. Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay the Loans or perform Borrower's obligations under this Agreement or any related document.

         FALSE STATEMENTS. Any representation or statement made by Borrower to Lender is false in any material respect.

         INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

         CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Loan.

         EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

         CHANGE IN OWNERSHIP. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

         INSECURITY. Lender in good faith believes itself insecure.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this agreement immediately will terminate (including any obligation to make further Loan Advances or disbursements), and, at Lender's option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy,

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and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

FACSIMILE AND COUNTERPART. This document may be signed in any number of separate copies, each of which shall be effective as an original, but all of which taken together shall constitute a single document. An electronic transmission or other facsimile of this document or any related document shall be deemed an original and shall be admissible as evidence of the document and the signer's execution.

THIS AGREEMENT APPLICABLE TO ALL LOANS. Notwithstanding anything to the contrary herein, (1) the terms "Loan" and "Loans" shall mean and include the Note and any and all other notes, lines of credit and other financial accommodations from Lender to Borrower which presently exist or which are being executed in connection with this Agreement, excluding any such other loans or financial accommodations which are not serviced by the Wells Fargo Business Banking Group or Regional Banking, or their successors, and the terms "Loan" and "Loans" shall also mean and include all notes and credit agreements entered into subsequent to the date hereof which specifically provide and they shall be governed by this Agreement, and (2) the term "Indebtedness" shall mean and include all indebtedness evidenced by the Note and every other note or credit agreement evidencing a Loan, and all other indebtedness for which Borrower is responsible under this Agreement or any of the Related Documents.

INSURANCE. Borrower shall assure that insurance is maintained pursuant to any insurance requirements set forth in the Agreement To Provide Insurance and / or other Related Documents, if applicable.

FINANCIAL CONDITION. Borrower shall maintain its financial conditions as follows using generally accepted accounting principles consistently applied and used consistently with prior practices (except to the extent modified by the definitions herein), with compliance determined commencing with Borrower's financial statements for the period ending Dec 31st.

Definitions:

"Cash Flow" means the sum of net income after taxes, depreciation expense, amortization expense, and interest expense less the sum of dividends and distributions.

"Current Maturities of Long Term Debt" means that portion of the Borrower's long term debt and capital leases maturing or scheduled to be paid in the prior period.

"Current Liabilities" means the aggregate amount of Borrower's items properly shown as current liabilities on its balance sheet (less any portion of such current liabilities that constitute Subordinated Debt).

"EBITDA" means net income before tax plus interest expense (net of capitalized interest expense), depreciation expense and amortization expense.

"Net Worth" means total owner's equity plus Subordinated Debt.

"Subordinated Debt" means debt that is expressly subordinated to Lender in a writing acceptable to Lender.

"Tangible Net Worth" means Net Worth less any intangible assets.

"Total Liabilities" means the aggregate amount of Borrower's items properly shown as liabilities on its balance sheet less Subordinated Debt.

Current Ratio as of the end of each fiscal year not less than 3.00 to 1.0, with "Current Ratio" defined as current assets divided by Current Liabilities.

Total Liabilities divided by Net Worth as of the end of each fiscal year not greater than 2.00 to 1.0.

Debt Coverage Ratio as of the end of each fiscal year not less than 1.50 to 1.0, with "Debt Coverage Ratio" defined as the ratio of Cash Flow to the sum of Current Maturities of Long Term Debt plus interest expense.

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ANNUAL FINANCIAL STATEMENTS. Borrower shall provide to Lender audited financial statements, prepared by a certified public accountant not later than 90 days after and as of the end of each fiscal year, to include an income statement and a statement of changes to owner's equity. If Borrower has subsidiaries, all financial statements shall be provided on a consolidated and consolidating basis.

INTERIM FINANCIAL STATEMENTS. Borrower shall provide to Lender interim financial statements not later than 20 days after and as of the end of each month, prepared by Borrower to include a balance sheet as of the end of each such period, and a statement of profit and loss and of changes in owners equity, from the beginning of the then fiscal year to the end of such period. If Borrower has subsidiaries, interim financial statements shall be provided on a consolidated and consolidating basis.

ACCOUNTS RECEIVABLE AND INVENTORY ADVANCE RATES. Limitation on Advances. Amounts outstanding under any line of credit governed by this Agreement, to a maximum of the principal remaining available, shall not exceed 75% of Borrowers Eligible Accounts Receivable and 50% of Eligible Inventory as determined by Lender ("Borrowing Base"). Inventory advances shall not at any time exceed an aggregate of $10,000,000.00. All of the foregoing shall be determined by Lender upon receipt and review of all collateral reports and borrowing base certificates required hereunder and such other documents and collateral information as Lender may from time to time require.

As used herein, "eligible accounts receivable" shall consist solely of trade accounts created in the ordinary course of Borrower's business, upon which Borrower's right to receive payment is absolute and not contingent upon the fulfillment of any condition whatsoever, and in which Lender has a perfected security interest of first priority, and shall not include:

(i) any account which is more than 90 days past due, except with respect to any account for which Borrower has provided extended payment terms to exceed 90 days, any such account which is more than 30 days past due;

(ii) that portion of any account which constitutes a pre-billing or a "bill and hold", or a credit memo balance, service charge or finance charge, or for which there exists any right of setoff, defense, discount allowance (except regular discounts allowed in the ordinary course of business to promote prompt payment) or for which any defense or counterclaim has been asserted;

(iii) any account which represents an obligation of any state or municipal government or of the United States government, any political subdivision thereof, or a Native American sovereign Nation (except accounts which represent obligations of the United States government and for which the assignment provisions of the Federal Assignment of Claims Act, as amended or re-codified from time to time, have been complied with to Lender's satisfaction);

(iv) any account which represents an obligation of an account debtor located in a foreign country, except to the extent any such account, in Lender's determination, is supported by a letter of credit or insured under a policy of foreign credit insurance, in each case in form, substance and issued by a party acceptable to Lender;

(v) any account which arises from the sale or lease to or performance of services for, or represents an obligation of, an employee, affiliate partner, member, parent or subsidiary of Borrower;

(vi) that portion of any account, which represents interim or progress billings or retention rights on the part of the account debtor, and any accounts subject to rights under third-party payment or performance bonds;

(vii) any account which represents an obligation of any account debtor when ten percent (10%) or more of Borrower's accounts from such account debtor are not eligible pursuant to (i) above;

(viii) any account deemed ineligible by Lender when Lender in its sole discretion, deems the creditworthiness or financial condition of the account debtor, or the industry in which the account debtor is engaged, to be unsatisfactory.

"Eligible Inventory" shall mean goods that in Lender's determination have broad, well-defined markets and for which grading and valuation are standardized, excluding:

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(ix) goods with limited liquidation value, including but not limited to, work in process, and goods that are obsolete, unsaleable, damaged, slow moving, custom, private labeled, proprietary or perishable, packaging materials, supplies, samples, demos, prototypes or cost capitalized to inventory for tax purposes;

(i) goods over which Borrower has limited control, including but not limited to, goods consigned to others, goods not on Borrower's premises and goods in transit; and goods at public warehouses for which proper protective documentation has not been executed; or

(ii) goods for which Lender does not hold a first priority perfected security interest, goods subject to legal restrictions, including but not limited to, goods consigned to Borrower by others, goods located in foreign nations, U.S. territories or possessions, bill and hold inventory, goods subject to a vendor's purchase money security interest or other lien, goods in which there are questions of title or for which an assignment of license has not been perfected, and in the case of agricultural commodities, goods associated with un-subordinated grower payables.

Eligible Inventory shall be valued at the lower of cost or market value, as determine by Lender upon receipt and review of collateral reports and documents as Lender may require.

ACCOUNTS RECEIVABLE AND OTHER REPORTS. Borrower shall provide the following reports to Lender, all in a form satisfactory to lender:

a. not later than 20 days following, and as of the end of each month, a Borrowing Base Certificate.

b. not later than 20 days following, and as of the end of each month, an Accounts Receivable list and aging.

c. not later than 20 days following, and as of the end of each month, an Accounts Payable list and aging.

d. Semi-annual detailed inventory listing for the periods ending June 30th and December 31st, due within 30 days of each period ending.

ADDITIONAL PROVISION.

Minimum Tangible Net Worth of $50,500,000.00 as of 6/30/2003.

Copies of SEC reports

Financial Projections for coming year 30 days prior to Financial Year End.

Minimum Tangible Net Worth of $52,000,000.00 as of 6/30/2004

Minimum Tangible Net Worth of $51,200,000.00 as of 9/30/2003

Minimum Tangible Net Worth of $51,750,000.00 as of 03/31/2004

Minimum Tangible Net Worth of $51,500,000.00 as of 12/31/2003

UNUSED COMMITMENT FEE. Borrower shall pay to Lender a quarterly fee on the unused portion of the line of credit equal to one-eighth percent (0.125%) per annum (computed on the basis of a 360 day year, actual days elapsed) on the daily unused amount of all lines of credit governed by this Agreement, which fee shall be calculated on a quarterly basis by Lender and shall be due and payable by Borrower in arrears as part of each billing sent by Lender.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement:

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ADVANCE. The word "Advance" means a disbursement of Loan funds made, or to be made, to Borrower or on Borrower's behalf on a line of credit or multiple advance basis under the terms and conditions of this Agreement.

AGREEMENT. The word "Agreement" means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

BORROWER. The word "Borrower" means A.S.V., Inc., and all other persons and entities signing the Note in whatever capacity.

COLLATERAL. The word "Collateral" means all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

EVENT OF DEFAULT. The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement.

GRANTOR. The word "Grantor" means each and all of the persons or entities granting a Security Interest in any Collateral for the Loan, including without limitation all Borrowers granting such a Security Interest.

GUARANTOR. The word "Guarantor" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Loan.

GUARANTY. The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

INDEBTEDNESS. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.

LENDER. The word "Lender" means Wells Fargo Bank Minnesota, National Association, its successors and assigns.

LOAN. The word "Loan" means any and all loans and financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

NOTE. The word "Note" means the Note executed by A.S.V., Inc. in the principal amount of $10,000,000.00 dated July 7, 2003, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

RELATED DOCUMENTS. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan.

SECURITY AGREEMENT. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract or otherwise, evidencing, governing, representing, or creating a Security Interest.

SECURITY INTEREST. The words "Security Interest" mean without limitation, any and all types of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

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

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT AND BORROWER AGREES TO ITS TERMS. THIS BUSINESS LOAN AGREEMENT IS DATED JULY 7, 2003.

BORROWER:

A.S.V. INC.

BY: /s/ THOMAS R. KARGES
    ----------------------------------------------------
THOMAS R. KARGES, CHIEF FINANCIAL OFFICER OF A.S.V. INC.

LENDER:

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

BY: /s/ GERALD K. JOHNSON
    ----------------------------------------------------
    GERALD K. JOHNSON VICE PRESIDENT

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